Supplement to the
Fidelity Freedom Funds®
May 30, 2006
Prospectus

The following disclosure replaces the similar disclosure found in the "Investment Summary" section for Freedom 2045 Fund and Freedom 2050 Fund under the heading "Principal Investment Strategies" on pages P-11 and P-12.

  Using a target asset allocation as of inception of approximately:

  Using a target asset allocation as of inception of approximately:

The following disclosure replaces the similar disclosure for Freedom 2045 Fund and Freedom 2050 Fund found in the "Fee Table" section on page P-21.

	Combined total expense ratio after expense reimbursements and expense reductions for the underlying Fidelity funds	Combined total expense ratio before expense reimbursements and expense reductions for the underlying Fidelity funds
Freedom 2045	0.79%A	0.82%A
Freedom 2050	0.79%A	0.83%A

A Estimated

The following disclosure corrects the similar disclosure for Freedom 2045 Fund and Freedom 2050 Fund found in the "Fee Table" section on page P-22.

Freedom 2045	1 year	$ 84
	3 years	$ 262
Freedom 2050	1 year	$ 85
	3 years	$ 265

The following disclosure corrects the similar disclosure for Freedom 2045 Fund and Freedom 2050 Fund found in the "Fund Basics" section under the heading "Principal Investment Strategies" in the table on page P-24.

Fund Categories	Freedom 2045	Freedom 2050
FIXED-INCOME FUNDS Investment-Grade Fixed-Income Funds
Fidelity Government Income Fund	0.4%	0.0%
Fidelity Intermediate Bond Fund	0.3%	0.0%
Fidelity Investment Grade Bond Fund	0.5%	0.0%
Fidelity Strategic Real Return Fund	0.1%	0.0%
High Yield Fixed-Income Funds
Fidelity Capital & Income Fund	5.0%	5.0%
Fidelity High Income Fund	5.0%	5.0%

FF-06-03L June 28, 2006
1.808379.106